                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 17, 1998



                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)


TEXAS                               0-19797                  74-1989366
(State of                       (Commission File             (IRS employment
incorporation)                      Number)                  identification no.)



                              601 NORTH LAMAR, #300
                               AUSTIN, TEXAS 78703
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    512-477-5566

ITEM 1-4. NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.

        On February 17, 1998, the Company issued a press release attached hereto as Annex A in which the Company announced the offering (the "Offering") of Zero Coupon Convertible Subordinated Debentures Due 2018 (the "Debentures"). On February 24, 1998, the Company issued a press release attached hereto as Annex B, in which the Company announced the following terms of the Debentures: annual accretion rate of 5% and an initial conversion premium of 23.90%. The Offering was made pursuant to Rule 144A of the Securities Act of 1933, as amended.

        In the Offering Memorandum used in connection with the Offering, the Company restated all previous earnings (loss) per share data to comply with Statement of Financial Accounting Standards No. 128, "Earnings Per Share." The following reflects such restatement:

               SUMMARY CONSOLIDATED SELECTED FINANCIAL INFORMATION
                                 (IN THOUSANDS)

                                                                          FISCAL YEAR ENDED
                                                 ----------------------------------------------------------------
                                                  SEPT. 26,     SEPT. 25,    SEPT. 24,    SEPT. 29,     SEPT. 28,
                                                    1993          1994         1995         1996          1997
                                                 ----------    ----------   ----------   ----------    ----------
Basic income (loss) per share ................   $    (0.37)   $     0.08   $     0.18   $    (0.54)   $     1.10
Weighted average common shares outstanding....       18,748        22,187       22,724       23,366        24,194
Diluted income (loss) per share ..............        (0.37)         0.08         0.18        (0.54)         1.06
Weighted average shares outstanding
    -- diluted basis .........................       18,748        22,749       23,404       23,366        25,162

                                                                     FISCAL YEAR 1997
                                                     -------------------------------------------------
                                                       FIRST       SECOND        THIRD       FOURTH
                                                      QUARTER      QUARTER      QUARTER      QUARTER
                                                     ----------   ----------   ----------   ----------
Basic income per share ..........................    $     0.25   $     0.30   $     0.34   $     0.21
Weighted average common shares outstanding.......        24,085       24,155       24,188       24,386
Diluted income per share.........................          0.24         0.29         0.33         0.20
Weighted average shares outstanding
    -- diluted basis ............................        24,971       24,841       25,294       25,741

                                                                     FISCAL YEAR 1996
                                                     -------------------------------------------------
                                                       FIRST       SECOND        THIRD       FOURTH
                                                      QUARTER      QUARTER      QUARTER      QUARTER
                                                     ----------   ----------   ----------   ----------
Basic income (loss) per share ...................    $     0.04   $     0.12   $     0.25   $    (0.94)
Weighted average common shares outstanding.......        23,008       23,262       23,539       23,730
Diluted income (loss) per share .................          0.04         0.11         0.24        (0.94)
Weighted average shares outstanding
    -- diluted basis ............................        23,581       23,957       24,614       23,730

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

               Not Applicable.

(b)   PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

(c)   EXHIBITS.

               Not Applicable.

ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

               Not Applicable.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WHOLE FOODS MARKET, INC.



Date: February 26, 1998                By: /s/ Glenda Flanagan
                                           ------------------------------------
                                               Glenda Flanagan,
                                               Chief Financial Officer

                                                                         ANNEX A


FEBRUARY 17, 1998. AUSTIN, TX (FOR IMMEDIATE RELEASE). The Company announced today that it is planning to offer an aggregate principal amount of zero coupon convertible subordinated debentures in order to raise approximately $100 million of gross proceeds. The Company may issue an additional amount of debentures to cover over-allotments, if any. The net proceeds will be used for repayment of amounts outstanding under its line of credit and for capital expenditures.

The debentures, which will be convertible into common stock of the Company, will be due 2018. The Company may not call the debentures prior to 2003. The issue will be placed with qualified institutional buyers and other institutional accredited investors pursuant to Rule 144A under the Securities Act of 1933. The debentures and the shares of Whole Foods Market, Inc. common stock that may be issued upon conversion of the debentures will not initially be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering of the debentures will be structured to allow secondary trading under Rule 144A of the Securities Act of 1933.

Whole Foods Market owns and operates the country's largest chain of natural foods supermarkets, with 82 stores in 17 states plus the District of Columbia. The Company's shares are traded on the NASDAQ Stock Market under the symbol "WFMI".

                                                                         ANNEX B


FEBRUARY 24, 1998. AUSTIN, TX (FOR IMMEDIATE RELEASE). The Company announced today the pricing of its zero coupon convertible subordinated debentures. The debentures, priced with an annual accretion rate of 5% and an initial conversion premium of 23.90%, will result in gross proceeds to the Company of approximately $100 million. The Company may issue an additional amount of debentures to cover over-allotments, if any. The net proceeds will be used for repayment of amounts outstanding under its line of credit and for capital expenditures. The offering is expected to close on March 2, 1998.

The debentures, which will be convertible into common stock of the Company, will be due March 2, 2018. The Company may not call the debentures prior to March 2, 2003. The issue will be placed with qualified institutional buyers and other institutional accredited investors pursuant to Rule 144A under the Securities Act of 1933. The debentures and the shares of Whole Foods Market, Inc. common stock that may be issued upon conversion of the debentures will not initially be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering of the debentures will be structured to allow secondary trading under Rule 144A of the Securities Act of 1933.

Whole Foods Market owns and operates the country's largest chain of natural foods supermarkets, with 82 stores in 17 states plus the District of Columbia. The Company's shares are traded on the NASDAQ Stock Market under the symbol "WFMI".